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                                                                    EXHIBIT 10.3



                                  AVIALL, INC.

                 AMENDED AND RESTATED 1998 DIRECTORS STOCK PLAN

                                    SECTION I

                              PURPOSES OF THE PLAN

         The Aviall, Inc. Amended and Restated 1998 Directors Stock Plan (the "Plan") is intended to enable Aviall, Inc. (the "Company") to attract and retain persons of outstanding competence to serve as members of the Board of Directors of the Company and to provide a direct link between Directors' compensation and stockholder value.

                                   SECTION II

                           ADMINISTRATION OF THE PLAN

         A. Board -- The Plan shall be administered by the Board of Directors of the Company or a duly authorized committee thereof (the Board of Directors of the Company or any such committee being hereinafter referred to as the "Board"). Grants of stock and stock options to eligible participants under the Plan and the amount, nature and timing of the grants shall be determined as set forth in Sections IV, V and VI.

         B. Authority of the Board -- Subject to the limitations and restrictions set forth in the Plan, the Board shall have full and final authority to interpret the Plan; to prescribe, amend and rescind rules and regulations, if any, relating to the Plan; and to make all determinations necessary or advisable for the administration of the Plan. No member of the Board shall be liable for anything done or omitted to be done by him or by any other member of the Board in connection with the Plan, except for his own willful misconduct or gross negligence. All decisions which are made by the Board with respect to interpretation of the terms of the Plan and with respect to any questions or disputes arising under the Plan shall be final and binding on the Company and the participants, their heirs or beneficiaries.

         C. Acts of the Board -- A majority of the Board will constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all members of the Board without a meeting, will be the acts of the Board.

                                   SECTION III

                            STOCK SUBJECT TO THE PLAN

         A. Common Stock -- The stock which is the subject of grants under the Plan shall be the Company's Common Stock, par value $.01 per share ("Common Stock"), which shares shall be subject to the terms, conditions and restrictions described in the Plan.

         B. Maximum Number of Shares That May Be Granted -- There may be granted under the Plan an aggregate of not more than one hundred forty-seven thousand five hundred (147,500) shares of Common Stock, subject to adjustment as provided in Section IX hereof. Shares of Common Stock granted pursuant to the Plan may be either authorized, but unissued, shares or reacquired shares, or both.


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         C. Rights With Respect To Shares -- A Director to whom a grant of
Common Stock has been made shall have absolute beneficial ownership of the shares of Common Stock granted to that Director, including the right to vote the shares and to receive dividends thereunder; subject, however, to the terms, conditions and restrictions described in the Plan, including, but not limited to, under Section V. The certificate(s) for such shares shall be held by the Company (or by an agent designated by the Secretary of the Company) for the Director's benefit until the terms, conditions and restrictions lapse, whereupon the certificates shall be delivered to the Director.

                                   SECTION IV

                                  PARTICIPATION

         A. Directors -- Participation in the Plan shall be limited to persons who serve as members of the Board of Directors of the Company and who, at the time of grant, are not "employees" of the Company and/or any of its subsidiaries, within the meaning of the Employee Retirement Income Security Act of 1974 ("ERISA") (an "Eligible Director"). A Director who is an employee and who retires or resigns from employment with the Company and/or any of its subsidiaries, but remains a Director of the Company, shall become eligible to participate in the Plan at the time of such termination of employment.

         B. Elections -- Any Eligible Director may elect to participate in the Plan and receive grants of Common Stock as set out in Paragraph C of this
Section IV by delivering to the Committee a written notice to such effect. Any such election shall remain in effect until revoked by the participating Director by delivering to the Board a written notice to such effect. An election shall be made at least six (6) months prior to the Grant Date (as defined below), and according to procedures established by the Board.

         C. Stock Grants -- Each participating Director who has made an election to participate in the Plan pursuant to Paragraph B of this Section IV shall be eligible to receive annually, on the first New York Stock Exchange trading day in July of each calendar year (the "Grant Date"), following such election, in lieu of such Director's annual retainer for service as a director of the Company (the "Annual Retainer") a grant of Common Stock. The number of shares of Common Stock that shall be granted to a participating Director will be the number of whole shares which can be purchased for Thirty Thousand Dollars ($30,000.00) (the "Share Value") based on the Fair Market Value of the shares on the Grant Date. Fractional shares shall not be granted. For the purposes of this Plan, "Fair Market Value" means of the highest and lowest sale price for the Common Stock as reported on the New York Stock Exchange Composite Transaction Reporting System on the Grant Date.

         D. Adjustment of Share Value -- In the event that there shall be an increase or decrease in the Annual Retainer, the Share Value shall adjust automatically so that the ratio between the Annual Retainer and the Share Value is maintained.

                                    SECTION V

                      TERMS AND CONDITIONS OF STOCK GRANTS

         A. Vesting -- Each grant of Common Stock to a participating Director in accordance with Section IV shall be vested on the six-month anniversary of the Grant Date, so long as the Director has served continuously as a director of the Company during the intervening six-month period; provided, however, that a participating Director who leaves the Board of Directors of the Company following the completion of the term of service for which the Director was elected prior to the end of such six-month period or whose service during such six-month period was interrupted due to death or disability shall be vested in a pro rata number of such shares. Except as described in the preceding sentence, in the event a Director's service to the Company terminates prior to a Change in Control (as defined in Section VII) and before the shares have vested, then all shares granted to such Director which have not vested shall be canceled and such shares shall be forfeited and retransferred to the Company, with the Director having no further right or interest in such forfeited and retransferred shares. Notwithstanding anything contained in this Paragraph A to the contrary, in the event of a Change in Control, all shares previously granted to a Director pursuant to Paragraph C of Section IV shall immediately vest.




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         B. Restrictions on Transfer -- Shares of Common Stock granted to a participating Director pursuant to Section IV may not be assigned, transferred, pledged, hypothecated or otherwise disposed of before they have vested in accordance with Paragraph A of this Section V.

         C. Change in Control Prior to Grant Date -- If (i) in any calendar year a Change in Control occurs prior to the Grant Date for that calendar year, and
(ii) on or prior to the Grant Date the Common Stock is no longer listed and registered on a national securities exchange or quoted on the automated quotation system of a national securities association, in lieu of receiving the shares of Common Stock the participating Director would otherwise have been entitled to receive on the Grant Date pursuant to Paragraph C of Section IV, the participating Director shall be entitled to receive an amount in cash equal to the then-current Share Value. The cash amount shall be paid to the participating Director on the earlier of (i) the January 1st immediately following the date on which the Change in Control occurred and (ii) the date on which the service of the participating Director as a member of the Board of Directors of the Company terminates for any reason. If (i) in any calendar year a Change in Control occurs prior to the Grant Date for that calendar year, and (ii) on the Grant Date the Common Stock is listed and registered on a national securities exchange or quoted on the automated quotation system of a national securities association, the shares of Common Stock the participating Director is entitled to receive on the Grant Date pursuant to Paragraph C of Section IV shall be vested on the Grant Date. The participating Director shall be entitled to receive such shares as of the Grant Date notwithstanding that the service of the Director as a member of the Board of Directors of the Company terminates for any reason prior to the Grant Date.

                                   SECTION VI

                               STOCK OPTION GRANTS

         A. The Board may, from time to time and upon such terms and conditions as it may determine, authorize the granting to an Eligible Director of rights to purchase shares of Common Stock upon the exercise of an option granted pursuant to this Section VI ("Option Rights"). Notwithstanding anything in this Section VI or elsewhere in this Plan to the contrary and subject to adjustment as provided in Section IX, no Director shall be granted Option Rights for more than 3,000 shares of Common Stock during any fiscal year of the Company.

         B. Grants of Option Rights awarded pursuant to this Section VI may be made on any Grant Date to any Eligible Director then serving on the Board and shall be evidenced by an agreement in such form as shall be approved by the Board. Each grant shall specify a purchase price per share payable on exercise of an Option Right (the "Option Price"), which shall not be less than the Fair Market Value per share of Common Stock on the Grant Date. Each such Option Right granted under the Plan shall expire not more than 10 years from the Grant Date and shall be subject to earlier termination as hereinafter provided. Unless otherwise determined by the Board, such Option Rights shall be subject to the following additional terms and conditions:

                  (i) Each grant shall specify the number of shares of Common Stock to which it pertains subject to the limitation set forth in Paragraph A of this Section VI.

                  (ii) Each such Option Right shall become exercisable in full on such date or dates not less than six months nor more than five years from the Grant Date, so long as the Director has served continuously as a director of the Company during the intervening period, and shall become exercisable in full immediately in the event of a Change in Control, as defined in Section VII.

                  (iii) In the event of the termination of service on the Board by the holder of any such Option Rights other than by reason of disability or death, the then outstanding Option Rights of such holder may be exercised to the extent that they would be exercisable on the date that is six months and one day after the date of such termination and shall expire six months and one day after such termination, or on their stated expiration date, whichever occurs first.




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                  (iv) In the event of the death or disability of the holder of any such Option Rights, each of the then outstanding Option Rights of such holder shall become exercisable in full and may be exercised at any time within one year after such death or disability, but in no event after the expiration date of the term of such Option Rights.

                  (v) If a Director subsequently becomes an employee of the Company while remaining a member of the Board, any Option Rights held under the Plan by such individual at the time of such commencement of employment shall not be affected thereby.

                  (vi) Option Rights may be exercised by a Director only upon payment to the Company in full of the Option Price of the shares of Common Stock to be delivered. Such payment shall be made (a) in cash or by check acceptable to the Company, (b) by the actual or constructive transfer to the Company of shares of Common Stock then owned by the Director for at least six months having a value at the time of exercise equal to the total Option Price, or (c) by a combination of such methods of payment. In addition, any grant of Option Rights may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker on a date satisfactory to the Company of some or all of the shares to which such exercise relates.

                  (vii) Successive grants may be made to the same Director whether or not Option Rights previously granted to such Director remain unexercised.

                                   SECTION VII

                                CHANGE IN CONTROL

         For purposes of this Plan, except as may be otherwise prescribed by the Board in an agreement evidencing a grant or award made under the Plan, a "Change in Control" shall mean if at any time any of the following events shall have occurred:

                  (i) The Company is merged or consolidated or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of securities entitled to vote generally in the election of Directors immediately prior to such transaction;

                  (ii) The Company sells or otherwise transfers all or substantially all of its assets to any other corporation or other legal person, and less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of shares of Common Stock immediately prior to such sale or transfer;

                  (iii)There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as such statute, rules and regulations may be amended from time to time (the "Exchange Act"), disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing 20% or more of the total votes relating to the then-outstanding securities entitled to vote generally in the election of Directors (the "Voting Power");

                  (iv) The Company files a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a change in control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction; or




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                  (v) If during any period of two consecutive years, individuals who at the beginning of any such period constitute the Directors cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's stockholders, of each Director first elected during such period was approved by a vote of at least two-thirds of the Directors then still in office who were Directors at the beginning of any such period.

         Notwithstanding the foregoing provisions of Paragraphs (iii) and (iv) of this Section VII, a "Change in Control" shall not be deemed to have occurred for purposes of this Plan (x) solely because (a) the Company; (b) a Subsidiary; or (c) any Company-sponsored employee stock ownership plan or other employee benefit plan of the Company either files or becomes obligated to file a report or proxy statement under or in response to Schedule 13D, Schedule 14D-1, Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) under the Exchange Act, disclosing beneficial ownership by it of shares, whether in excess of 20% of the Voting Power or otherwise, or because the Company reports that a change of control of the Company has or may have occurred or will or may occur in the future by reason of such beneficial ownership or (y) solely because of a change in control of any Subsidiary. For purposes of this Section VII, a "Subsidiary" means a corporation, company or other entity (i) more than 50 percent of whose outstanding shares or securities (representing the right to vote generally in the election of directors or other managing authority) are, or
(ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but more than 50 percent of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company.

                                  SECTION VIII

                    COMPLIANCE WITH LAW AND OTHER CONDITIONS

         A. Restrictions Upon Grant of Common Stock -- The listing upon the New York Stock Exchange, or any other stock exchange, or the registration or qualification under any federal or state law of any shares of Common Stock that may be subject to grants or awards pursuant to the Plan may be necessary or desirable as a condition of, or in connection with, such grant or award and, in any such event, delivery of the certificates for such shares of Common Stock shall, if the Board, in its sole discretion, shall determine, not be made until such listing, registration or qualification shall have been completed.

         B. Restrictions Upon Resale of Unregistered Stock -- If the issuances of the shares of Common Stock that have been subject to a grant or award to a participating Director pursuant to the terms of the Plan are not registered under the Securities Act of 1933, as amended (the "Act"), pursuant to an effective registration statement, such Director, if the Board shall deem it advisable, may be required to represent and agree in writing:

                  (i) that any shares of Common Stock acquired by such Director pursuant to the Plan will not be sold, except pursuant to an effective registration statement under the Act or pursuant to an exemption from registration under the Act, and

                  (ii) that such Director is acquiring such shares of Common Stock for his own account and not with a view to the distribution thereof.

                                   SECTION IX

                                   ADJUSTMENT

         The number of shares of Common Stock of the Company reserved for grants under the Plan, the maximum number of shares specified in Paragraph A of Section VI, the number of shares of Common Stock covered by outstanding Option Rights, and the Option Price and kind of shares specified therein, shall be subject to adjustment by the Board to reflect any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of shares or similar event.




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                                    SECTION X

                            MISCELLANEOUS PROVISIONS

         A. Nothing in the Plan shall be construed to give any Director of the Company any right to a grant of Common Stock or award of Option Rights under the Plan unless all conditions described within the Plan are met as determined in the sole discretion of the Board.

         B. Neither the Plan, nor the granting of Common Stock or award of Option Rights nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a Director for any period of time. Nothing in the Plan shall in any manner be construed to limit in any way the right of the Company or its stockholders to reelect or not reelect or renominate or not renominate a participating Director.

         C. Any shares of Common Stock of the Company issued as a stock dividend, or as a result of stock splits, combinations, exchanges of shares, reorganizations, mergers, consolidations or otherwise with respect to shares of Common Stock granted pursuant to Section IV of the Plan shall have the same status and be subject to the same restrictions as the shares granted.

         D. The costs and expenses of administering the Plan shall be borne by the Company and not charged to any grant of Common Stock or Option Right nor to any participating Director.

         E. The Company may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company is required by any law or regulation of any governmental authority, whether federal, state or local, to withhold in connection with any event or action under the Plan.

                                   SECTION XI

                                    AMENDMENT

         The Board may suspend or terminate the Plan at any time. In addition, the Board may, from time to time, amend the Plan in any manner; provided however, that the Board shall not amend Paragraph B of Section III to increase the total number of shares of Common Stock that may be granted under the Plan without the approval of the Company's stockholders. Notwithstanding the foregoing (i) an adjustment increasing the total number of shares of Common Stock reserved for grants under the Plan pursuant to Section IX shall not require stockholder approval, and (ii) the suspension, termination or amendment of the Plan shall not, without the consent of any participant involved, adversely affect rights under a previous grant of Common Stock or Option Rights.

                                   SECTION XII

                                  GOVERNING LAW

         The Plan and all determinations made and actions taken pursuant thereto shall be governed by the laws of the State of Texas and construed accordingly.

                                  SECTION XIII

                            APPROVAL BY STOCKHOLDERS

         The Plan was approved by the stockholders of the Company on May 22, 1998.





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